UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2019

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38289	26-1119726
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California		95054
(Address of Principal Executive Office)		(Zip Code)
Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	AVYA	New York Stock Exchange ("NYSE")

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2019 Annual Meeting of Stockholders of Avaya Holdings Corp. (the “Company”) held on May 15, 2019, stockholders voted on proposals to (i) elect directors to the Board of Directors (the “Board”) of the Company, (ii) approve, on an advisory basis, the Company’s named executive officer compensation (“Say-on-Pay”), (iii) approve, on an advisory basis, the frequency of holding future advisory votes to approve the Company’s named executive officer compensation (“Say-on-Pay Frequency”), and (iv) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019.

The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Proposal No. 1 – Election of Directors: All seven directors listed below were elected to serve terms expiring at the 2020 Annual Meeting of Shareholders of the Company, or until his or her respective successor is duly elected and qualified, except in the case of a director’s earlier death, resignation, retirement, disqualification, removal or incapacity.

Director Nominee	Votes For	Votes Withheld	Broker Non-votes

William D. Watkins	87,528,609	2,994,812	6,119,631
James M. Chirico, Jr.	87,849,935	2,673,486	6,119,631
Stephan Scholl	86,634,771	3,888,650	6,119,631
Susan L. Spradley	87,529,872	2,993,549	6,119,631
Stanley J. Sutula, III	87,815,139	2,708,282	6,119,631
Scott D. Vogel	86,256,586	4,266,835	6,119,631
Jacqueline E. Yeaney	87,863,848	2,659,573	6,119,631

Proposal No. 2 – Advisory Approval of Say-on-Pay Proposal: The stockholders approved this proposal.

Votes For	Votes Against	Abstain	Broker Non-votes
45,194,756	42,616,401	2,712,264	6,119,631

Proposal No. 3 – Advisory Approval of Say-on-Pay Frequency Proposal: The stockholders approved this proposal for a frequency of every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-votes
88,510,511	3,293	326,813	1,682,804	6,119,631

Proposal No. 4 – Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2019: The stockholders approved this proposal.

Votes For	Votes Against	Abstain	Broker Non-votes
96,236,798	383,888	22,366	--

Based on the results of the vote on the Say-on-Pay Frequency proposal, and consistent with the Board’s recommendation, the Board has determined to hold a say-on-pay vote every year until the next required advisory vote on the frequency of holding future say-on-pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: May 16, 2019	By:	/s/ Kieran J. McGrath
	Name:	Kieran J. McGrath
	Title:	Senior Vice President and Chief Financial Officer

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